UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2010

Assisted Living Concepts, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-13498	93-1148702
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W140 N8981 Lilly Road, Menomonee Falls, WI	53051
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 262-257-8888

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2010, Eric B. Fonstad, Senior Vice President, General Counsel and Secretary of Assisted Living Concepts, Inc. (the “Company”), after prior discussions confirmed with the Company that he intends to retire from the Company on December 31, 2010. The Company has announced that Mary Zak-Kowalczyk will become Vice President and Corporate Secretary effective December 31, 2010. Ms. Zak-Kowalczyk served as counsel for the Company’s former parent corporation from 2000 to 2006 and has been Senior Corporate Counsel of the Company since 2006.

The Company issued a press release on December 16, 2010 relating to the foregoing, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release, dated December 16, 2010, issued by Assisted Living Concepts, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 16, 2010

ASSISTED LIVING CONCEPTS, INC.

By:	/s/ John Buono

John Buono, Senior Vice President,
Chief Financial Officer & Treasurer